                                                                   EXHIBIT 10.26

              AMENDMENT NUMBER ELEVEN TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NUMBER ELEVEN TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of March 22, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                    Recitals:

A. Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended from time to time prior to the date hereof, the "Loan Agreement").

B. Borrower has requested Foothill to amend the Loan Agreement to permit the disposition by Borrower of certain assets (the McAllen and North Richland parks), to agree on the application of the proceeds of those asset dispositions, and to modify the levels of Adjusted Net Worth required to be maintained by Borrower.

C. Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof.

                                   Agreement:

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  1. Amendments to the Loan Agreement.

                     a. Section 1.1 of the Loan Agreement hereby is amended by adding each of the following definitions in alphabetical order:

                  "Eleventh Amendment" means that certain Amendment Number Eleven to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of March 22, 2000.

                  "Eleventh Amendment Closing Date" means the date on which each of the conditions precedent set forth in Section 2 of the Eleventh Amendment are satisfied in full.

                    b. Subsection 7.19(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                  (c) Minimum Adjusted Net Worth. Adjusted Net Worth of at least the amount shown below as of the corresponding dates set forth below:

                Period Ending                   Minimum Adjusted Net Worth
                -------------                   --------------------------
                   12/31/99                            $23,000,000
                  3/31/2000                            $17,500,000
                  6/30/2000                            $16,750,000
                  9/30/2000                            $16,000,000
                 12/31/2000                            $14,250,000
                  3/31/2001                            $12,000,000
                  6/30/2001                            $11,500,000


                    c. Section 7.4 of the Loan Agreement hereby is amended to add the following sentence at the end thereof: "The foregoing notwithstanding, Borrower may dispose of those certain assets consisting of its limited partnership interest in the North Richland Hills park and settlement of the related construction note receivable, and the assets relating to the McAllen park, in accordance with the terms of that certain letter dated March 8, 2000 from Borrower to Foothill with respect to North Richland Hills, and in accordance with the terms of that certain letter dated February 22, 2000 from Borrower to Foothill with respect to McAllen, provided that the combined gross proceeds from such dispositions shall total at least $258,242 and shall be applied such that Foothill will receive 70% of such proceeds, but in any event not less than $180,000, to be applied as a permanent paydown of the Term Loans, with the Borrower being entitled to retain the balance of such proceeds to be used for general working capital purposes."

         2. Condition to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions precedent:

                    a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                    b. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

                    c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

                    d. Payment to Foothill in cash of a non-refundable and fully-earned amendment fee of $5,000.

         3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         4. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

         5. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

         6. Miscellaneous.

                    a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, and this Amendment.

                    b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, and this Amendment.

                    c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                    d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO REACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

By:
    --------------------------
Name:
Title:

FOOTHILL CAPITAL CORPORATION,
a California corporation

By:
    --------------------------
Name:
Title: